UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2010

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.01 OTHER EVENTS

On October 1, 2010, Titan International, Inc. (the Company) closed on an offering of $200 million senior secured 7.875% notes due 2017.  The Company’s 7.875% senior secured notes are guaranteed by the following subsidiaries of the Company:  Titan Tire Corporation, Titan Wheel Corporation of Illinois, Titan Tire Corporation of Freeport, and Titan Tire Corporation of Bryan.  The note guarantees are full and unconditional, joint and several obligations of the guarantors.

In connection with the issuance and registration of the notes and the guarantees thereof, the Company is required to provide certain condensed consolidating financial information.  The Company is filing this Current Report to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.  The supplemental guarantor financial information is contained in Note 31 to the financial statements of the Annual Report included in Exhibit 99.1 of this Form 8-K and in Note 21 to the financial statements of the Quarterly Report included in Exhibit 99.2 of this Form 8-K.

The statement of income information in the Quarterly Report for the three months ended September 30, 2010 and 2009, remains unchanged and has been removed from the Quarterly Report presentation.  All other information in the Annual Report and Quarterly Report remains unchanged.  This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than the inclusion of the above referenced guarantor financial information which are incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2, should be read in conjunction with the Annual Report and any documents filed by the Company subsequent to February 25, 2010.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

23	Consent of PricewaterhouseCoopers LLP

99.1
Financial statements under Part IV, Item 15(a)1. of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised solely to provide supplemental guarantor financial information.

99.2
Financial statements under Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, revised solely to provide supplemental guarantor financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	November 2, 2010	By:	/s/ PAUL G. REITZ
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP
99.1
Financial statements under Part IV, Item 15(a)1. of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised solely to provide supplemental guarantor financial information.

99.2
Financial statements under Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, revised solely to provide supplemental guarantor financial information.